Exhibit 99.1



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 11-K


[X] ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 for the fiscal year ended December 31, 1998 or

[ ] TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 for the transition period from ______ to ______


                       Commission File Number   0-1743
                                              ----------

A.  Full title of the plan and address of the plan:

          The Rouse Company Savings Plan
          c/o Human Resources Division
          The Rouse Company Building
          10275 Little Patuxent Parkway
          Columbia, Maryland 21044

B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive offices:

          The Rouse Company
          The Rouse Company Building
          10275 Little Patuxent Parkway
          Columbia, Maryland 21044

                              REQUIRED INFORMATION

Since The Rouse Company Savings Plan (the "Plan") is subject to the Employee Retirement Income Security Act of 1974, the Plan financial statements for the fiscal year ended December 31, 1998 will be filed on or before June 30, 1999.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the Plan) have duly caused this annual report to be signed by the undersigned hereunto duly authorized.



          THE ROUSE COMPANY SAVINGS PLAN
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Date: March 30, 1999        By /s/ Janice A. Fuchs
      ------------------       -----------------------------------
                               Janice A. Fuchs, Administrator

                            and


Date: March 30, 1999        By /s/ Jeffery H. Donahue
      ------------------       -----------------------------------
                               Jeffery H. Donahue, Trustee